UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported)  April 27, 2005

Horizon Offshore, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	001-16857 (Commission File Number)	76-0487309 (IRS Employer Identification No.)
2500 CityWest Boulevard, Suite 2200, Houston, Texas		77042
(Address of principal executive offices)		(Zip Code)

(713) 361-2600

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[  ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On August 27, 2005, the registrant entered into an Indemnity Agreement with David W. Sharp, the current Executive Vice President and Chief Financial Officer of the registrant, in connection with his election to the registrant's Board of Directors, effective as of April 30, 2005, as described in Item 5.02 below. Subject to the terms of the Indemnity Agreement, the registrant has agreed to indemnify Mr. Sharp against expenses or costs incurred by him for claims arising from his serving as a director. A copy of the Indemnity Agreement is attached as an exhibit to this Current Report on Form 8-K.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On April 26, 2004, the Board of Directors of the registrant elected David W. Sharp as President and Chief Executive Officer of the registrant and as a member of the Board for the term expiring in 2007 to fill the vacancy caused by the resignation of Bill J. Lam in December 2004, and Ronald D. Mogel, as Vice President and Chief Financial Officer of the registrant. These elections are effective as of April 30, 2005. Mr. Sharp is 51 years of age and has served as Executive Vice President and Chief Financial Officer of the registrant since December 1997 and as Vice President -- Finance of the registrant from October 1996 to November 1997. Mr. Sharp will replace Richard A. Sebastiao as the principal executive officer of the registrant. Mr. Sebastiao resigned as Chief Restructuring Officer effective as of April 30, 2005. He had functioned as the registrant's Chief Restructuring Officer and principal executive officer since August 30, 2004 pursuant to an engagement letter between the registrant and RAS Management Advisors, Inc., a turnaround and management consulting firm of which he is President. Mr. Mogel, who is replacing Mr. Sharp as the Chief Financial Officer of the registrant, is 53 years of age and has served as Vice President International Accounting and Tax of Horizon Offshore Contractors, Inc., a wholly-owned subsidiary of the registrant, since September 2002, Director of International Accounting and Tax of Horizon Offshore Contractors, Inc. from August 2001 until August 2002, and Director of Operational Accounting of Horizon Offshore Contractors, Inc. from June 1999 until August 2001.

Item 8.01	Other Events.

On April 26, 2005, the registrant issued a press release announcing the election of a new Chief Executive Officer and Chief Financial Officer. A copy of that press release is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits:

	10.1	Indemnity Agreement, dated as of April 27, 2005 and effective as of April 30, 2005, by and between Horizon Offshore, Inc. and David W. Sharp.

	99.1	Press release of Horizon Offshore, Inc. dated April 26, 2005.

SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HORIZON OFFSHORE, INC.
By:	/s/ David W. Sharp
David W. Sharp Executive Vice President and Chief Financial Officer

Dated:    April 27, 2005